UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) May 15, 2006
                                                     ---------------------------

                         Comdisco Holding Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              000-499-68                          54-2066534
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       (Commission File Number)        (IRS Employer Identification No.)

   5600 NORTH RIVER ROAD, SUITE 800  ROSEMONT, ILLINOIS            60018
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (847) 698-3000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On May 15, 2006, Comdisco Holding Company, Inc. issued a press release reporting financial results for its fiscal second quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

     99.1         Press Release of Comdisco Holding Company, Inc., dated May 15,
                  2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COMDISCO HOLDING COMPANY, INC.


Dated: May 15, 2006                    By:  /s/ Robert E. T. Lackey
                                            ------------------------------------
                                       Name:  Robert E. T. Lackey
                                       Title: Authorized Representative

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

     99.1         Press Release of Comdisco Holding Company, Inc., dated May 15,
                  2006